EXHIBIT 99.1

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This order is SIGNED.

Dated: December 28, 2016

R. KIMBALL MOSIER
U.S. Bankruptcy Judge

Prepared and Submitted By:
Steven T. Waterman (4164)
Michael F. Thomson (9707)
Jeffrey M. Armington (14050)
DORSEY & WHITNEY LLP
136 South Main Street, Suite 1000
Salt Lake City, UT 84101-1685
Telephone: (801) 933-7360
Facsimile: (801) 933-7373
Email: waterman.steven@dorsey.com
thomson.michael @dorsey.com
armington.jeff@dorsey.com

Attorneys for Debtor-in-Possession BSD Medical Corporation fka Perseon Corporation

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF UTAH, CENTRAL DIVISION

In re: BSD MEDICAL CORPORATION fka PERSEON CORPORATION, Debtor.	Case No. 16-24435 Chapter 11 Chief Judge R. Kimball Mosier

FINDINGS OF FACT AND CONCLUSIONS OF LAW REGARDING CONFIRMATION OF THE DEBTOR'S PLAN PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

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BSD Medical Corporation fka Perseon Corporation (the "Debtor") having:[1]

a. Commenced, on May 23, 2016, this Chapter 11 Case by filing a voluntary petition in this Bankruptcy Court;

b. continued to operate its business as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code;

c. obtained, on August 11, 2016, an *Order Authorizing Sale of Assets* [Docket No. 160] (the "APA Order");

d. closed, on August 22, 2016, the sale of substantially all of the Debtor's assets pursuant to the APA Order [*See* Docket No. 178];

e. filed, on September 16, 2016, the *Debtor's Motion for Entry of Order (I) Approving the Disclosure Statement; (II) Approving Solicitation and Notice Materials; (III) Approving Forms of Ballots; (IV) Establishing Solicitation and Voting Procedures; (V) Scheduling a Confirmation Hearing; and (VI) Establishing Notice of Objection Procedures* [Docket No. 211] (the "Disclosure Statement Motion");

f. obtained, on November 4, 2016, an Order approving the Disclosure Statement Motion [Docket No. 287] (the "Disclosure Statement Order");

g. caused the mailing of the Solicitation Packages and notices to Holders of Claims and Interests of the date for the Confirmation Hearing as directed in the Disclosure Statement Order as established in the *Certificate of Service* [Docket No. 308];

h. filed, on December 9, 2016, the Plan Supplement, which contained a proposed Disbursing Agent Agreement;

i. filed, on December 14, 2016, the Armington Declaration regarding the voting on and tabulation of votes on the Plan [Docket No. 306];

This Court having:

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1 Capitalized terms used herein and not defined shall have the meanings ascribed to them in the *Debtor's Plan Pursuant to Chapter 11 of the Bankruptcy Code* [Docket No. 305] (the "Plan"), a copy of which is attached to the Confirmation Order as Exhibit A; the memorandum in support of confirmation of the Plan [Docket No. 309] (the "Confirmation Brief"); the Declaration of Timothy C. McQuay in support of confirmation of the Plan [Docket No. 309, Exhibit A] (the "McQuay Declaration") as applicable.

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 -2-  set December 20, 2016, as the date of the Confirmation Hearing;reviewed the Plan, the Disclosure Statement, the Confirmation Brief, the McQuay Declaration, the Armington Declaration, the Plan Supplement, and all pleadings, exhibits, statements, responses, objections, and comments regarding confirmation of the Plan;held the Confirmation Hearing;heard the statements and arguments of counsel regarding confirmation of the Plan (“Confirmation”);received into evidence the McQuay Declaration [Docket No. 309, Exhibit A], the Armington Declaration [Docket No. 306, and the “Liquidation Analysis” [Docket No. 211, Exhibit 3];considered all oral representations, documents, filings, and other evidence regarding Confirmation;overruled any and all objections to the Plan and to Confirmation and all statements and reservations of rights not consensually resolved or withdrawn unless otherwise indicated; andtaken judicial notice of all papers and pleadings filed in the Chapter 11 Case.NOW, THEREFORE, the Court having found that notice of the Confirmation Hearing and the opportunity for any party in interest to object to Confirmation of the Plan having been adequate and appropriate as to all parties affected or to be affected by the Plan and the transactions contemplated thereby; and the record of the Chapter 11 Case and the legal and factual bases set forth in the documents filed in support of Confirmation and presented at the Confirmation Hearing establish just cause for the relief sought in the Confirmation Order; and after due deliberation thereon and good cause appearing therefor, the Court hereby adopts the following findings of fact and conclusions of law (these “Findings and Conclusions”) to accompany the Court’s entry of its Order Confirming the Debtor’s Plan Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmation Order”):  Case 16-24435  Doc 316  Filed 12/28/16  Entered 12/28/16 13:42:50  Desc Main  Document Page 3 of 18

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FINDINGS OF FACT AND CONCLUSIONS OF LAW

IT IS HEREBY DETERMINED, FOUND, ADJUDGED, AND DECREED THAT:

A. Jurisdiction and Venue

On the Petition Date, the Debtor commenced the Chapter 11 Case. Venue in this Court was proper as of the Petition Date and remains proper under 28 U.S.C. §§ 1408 and 1409. Confirmation of the Plan is a core proceeding under 28 U.S.C. § 157(b)(2). The Court has subject matter jurisdiction over this matter under 28 U.S.C. § 1334. The Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

B. Eligibility for Relief

The Debtor was and continues to be an entity eligible for relief under section 109 of the Bankruptcy Code.

C. Plan Supplement

On December 9, 2016, the Debtor filed the Plan Supplement containing the proposed Disbursing Agent Agreement with the Court [Docket No. 304]. The Plan Supplement complies with the terms of the Plan, and the filing and notice of the Plan Supplement was good and proper and in accordance with the Bankruptcy Code, the Bankruptcy Rules, the Disclosure Statement Order, and the facts and circumstances of the Chapter 11 Case. No other or further notice is or will be required with respect to the Plan Supplement.

D. Modifications to the Plan

Any modifications to the Plan described or set forth in these Findings and Conclusions: (a) were appropriate under the facts and circumstances of the Chapter 11 Case, (b) do not

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require, in accordance with Bankruptcy Rule 3019, additional disclosure under section 1125 of the Bankruptcy Code or the resolicitation of votes under section 1126 of the Bankruptcy Code, and (c) do not require that Holders of Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan.

E. Objections Overruled

All unresolved objections, statements and reservations of rights are hereby overruled on the merits, including but not limited to the objection to Confirmation of the Plan filed by Paul M. Schwartz [Docket No. 303] (the "Schwartz Objection").

F. Disclosure Statement Order

On November 4, 2016, the Court entered the Disclosure Statement Order, which among other things: (a) fixed November 1, 2016 at 5:00 p.m. (prevailing Mountain Time) as the Voting Record Date; (b) fixed December 7, 2016 at 4:00 p.m. (prevailing Mountain Time) as the deadline for objecting to Confirmation of the Plan; (c) fixed December 9, 2016 at 5:00 p.m. (prevailing Mountain Time) as the Voting Deadline; and (d) set December 20, 2016 at 3:00 p.m. (prevailing Mountain Time) as the date and time of the Confirmation Hearing.

G. Mailing of Materials and Notice

Due, adequate, and sufficient notice of the Plan, the Plan Supplement, the Confirmation Hearing, the Voting Deadline, and all deadlines for voting on the Plan or objecting to Confirmation have been given in substantial compliance with the Disclosure Statement Order, Bankruptcy Rules 2002(b), 3017, 3019, and 3020(b), and the Local Bankruptcy Rules for the District of Utah (the "Local Rules"), and no other or further notice is or shall be required.

H. Solicitation

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 -2-  The Debtor solicited votes for acceptance and rejection of the Plan in good faith, andsuch solicitation complied with sections 1125 and 1126, and all other applicable sections, of the Bankruptcy Code, Bankruptcy Rules 3017, 3018, and 3019, the Disclosure Statement Order, and all other applicable rules, laws, and regulations.Voting ResultsOn December 14, 2016, the Debtor filed the Armington Declaration [Docket No. 306], which detailed the results of voting on the Plan and the tabulation process used to calculate votes to accept or reject the Plan. The procedures used to tabulate Ballots were fair and conducted in accordance with the Disclosure Statement Order, the Bankruptcy Code, the Bankruptcy Rules, the Local Bankruptcy Rules, and all other applicable rules, laws, and regulations.As set forth in the Plan and the Disclosure Statement, holders of Interests in Classes 3 and 4 (collectively, the “Voting Classes”) were eligible to vote on the Plan in accordance with the Solicitation Procedures. Holders of Claims in Classes 1 and 2 are Unimpaired and conclusively presumed to accept the Plan and, therefore, could not vote on the Plan. Holders of Interests in Class 5 (the “Deemed Rejecting Class”) are Impaired, entitled to no recovery under the Plan, are therefore deemed to have rejected the Plan, and, therefore, could not vote on the Plan.As evidenced by the Armington Declaration, Holders of Class 3 – Common Stock Interests voted to accept the Plan, and no Holder of a Class 4 – Private Warrant Interest cast a vote on the Plan.Burden of Proof  Case 16-24435  Doc 316  Filed 12/28/16  Entered 12/28/16 13:42:50  Desc Main  Document Page 6 of 18

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The Debtor, as proponent of the Plan, has satisfied its burden of proving the elements of sections 1129(a) and 1129(b) of the Bankruptcy Code by a preponderance of the evidence, the applicable evidentiary standard for Confirmation. Further, the Debtor has proven the elements of sections 1129(a) and 1129(b) by clear and convincing evidence.

K. Compliance with the Requirements of Section 1129 of the Bankruptcy Code

The Plan complies with all applicable provisions of section 1129 of the Bankruptcy Code as follows:

1. Section 1129(a)(1)—Compliance of the Plan with Applicable Provisions of the Bankruptcy Code

The Plan complies with all applicable provisions of the Bankruptcy Code, including sections 1122 and 1123, as required by section 1129(a)(1) of the Bankruptcy Code.

i. Sections 1122 and 1123(a)(1)—Proper Classification

The Plan's classification of Claims and Interests satisfies the requirements of sections 1122(a) and 1123(a)(1) of the Bankruptcy Code because the Plan places Claims and Interests into five separate Classes, which are different from the Claims and Interests in every other Class based on their legal or factual nature. Valid business, factual, and legal reasons exist for the separate classification of the various Classes of Claims and Interests created under the Plan, the classifications were not implemented for any improper purpose, and the creation of such Classes does not unfairly discriminate between or among holders of Claims and Interests.

In accordance with section 1122(a) of the Bankruptcy Code, each Class of Claims or Interests contains only Claims or Interests substantially similar to the other Claims or Interests within that Class. Accordingly, the Plan satisfies the requirements of sections 1122(a), 1122(b), and 1123(a)(1) of the Bankruptcy Code.

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ii. Section 1123(a)(2)—Specification of Unimpaired Classes

Article II of the Plan specifies which Classes of Claims and Interests are not impaired under the Plan. Accordingly, the Plan satisfies the requirements of section 1123(a)(2) of the Bankruptcy Code.

iii. Section 1123(a)(3)—Specification of Treatment of Impaired Classes

Article II of the Plan specifies the treatment of each Impaired Class under the Plan. Accordingly, the Plan satisfies the requirements of section 1123(a)(3) of the Bankruptcy Code.

iv. Section 1123(a)(4)—No Discrimination

Article II of the Plan provides the same treatment for each Claim or Interest within a particular Class (unless the Holder of a particular Claim or Interest agrees to less favorable treatment on account of its Claim or Interest). Accordingly, the Plan satisfies the requirements of section 1123(a)(4) of the Bankruptcy Code.

v. Section 1123(a)(5)—Adequate Means for Plan Implementation

Article III of the Plan provide adequate means for the Plan's implementation including: (a) the sources of consideration for Distributions under the Plan; (b) the process for settling Claims and Interests; (c) the preservation of Causes of Action; (d) provisions governing the wind-down and dissolution of the Debtor; and (e) the appointment of the Disbursing Agent. Accordingly, the Plan satisfies the requirements of section 1123(a)(5) of the Bankruptcy Code.

vi. Sections 1123(a)(6)-(7)—Applicability to Plan

The Debtor is liquidating, its existing securities are being cancelled pursuant to the Plan, and the Debtor will not issue any new securities. Accordingly, the Plan satisfies the requirements of section 1123(a)(6) of the Bankruptcy Code. The Debtor's directors and officer

4843-0939-1631\1 6/11/2012 2:14 PM
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will be discharged as of the Effective Date and the Disbursing Agent will be appointed. There will not be a reorganized entity. The appointment of the Disbursing Agent is in the best interests of the Debtor's Claim and Interest Holders and is consistent with public policy. Accordingly, the Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code.

2. `Section 1123(b)—Discretionary Contents of the Plan

The Plan contains various provisions that may be construed as discretionary but not necessary for Confirmation under the Bankruptcy Code. Any such discretionary provision complies with section 1123(b) of the Bankruptcy Code and is not inconsistent with the applicable provisions of the Bankruptcy Code. Thus, the Plan satisfies section 1123(b).

i. Compromise and Settlement

In accordance with section 1123(b)(3)(A) of the Bankruptcy Code and Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of the Plan generally constitute a good-faith compromise of all Claims, Interests, and controversies relating to the contractual, legal, and subordination rights that a Holder of a Claim or Interest may have with respect to any Allowed Claim or Interest or any distribution to be made on account of such Allowed Claim or Interest.

ii. Debtor Release

The releases and discharges of Claims and Causes of Action by the Debtor described in Article VI.B of the Plan in accordance with section 1123(b)(3)(A) of the Bankruptcy Code represent a valid exercise of the Debtor's business judgment under Bankruptcy Rule 9019. The Debtor's or the Disbursing Agent's pursuit of any such claims against the Released Parties is not in the best interest of the Estate's various constituencies because the costs involved would likely

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 10  outweigh any potential benefit from pursuing such Claims. The Debtor Release is furthermore anintegral part of the Plan and is in the best interests of the Debtor’s Estate.The Debtor Release appropriately offers protection to parties that constructively participated in the Chapter 11 Case. Such protections from liability facilitated the participation of many of the Debtor’s stakeholders in the formation of the Plan.The scope of the Debtor Release is appropriately tailored under the facts and circumstances of the Chapter 11 Case. In light of the critical nature of the Debtor Release to the Plan, the Debtor Release is approved.iii. Third Party ReleaseThe Third-Party Release, set forth in Article VI.C of the Plan, is an essential provision of the Plan. The Third-Party Release is: (a) a consensual third-party release; (b) in exchange for the good and valuable consideration provided by the Released Parties; (c) a good-faith settlement and compromise of the Claims and Causes of Action released by the Third-Party Release; (d) in the best interests of the Debtor and its Estate; (e) fair, equitable, and reasonable; (f) given and made after due notice and opportunity for hearing; and (g) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released by the Third-Party Release against any of the Released Parties.The Third-Party Release is an integral part of the Plan. The Released Parties played a critical role in this Chapter 11 Case and were integral to consummating the Debtor’s transactions and formulating the Plan. As such, the Third-Party Release appropriately offers protection to parties that constructively participated in the formation of the Plan and the underlying transactions.  Case 16-24435  Doc 316  Filed 12/28/16  Entered 12/28/16 13:42:50  Desc Main  Document Page 10 of 18

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The scope of the Third-Party Release in the Plan is appropriately tailored under the facts and circumstances of the Chapter 11 Case, and parties received due and adequate notice of the Third-Party Release and the opportunity to opt out of the Third-Party Release, as applicable. Such releases by Holders of Interests that voted in favor of the Plan, that abstained from voting and did not timely submit the relevant opt-out form, or that otherwise consented to give such release are consensual. In light of, among other things, the value provided by the Released Parties to the Debtor's Estate and the critical nature of the Third-Party Release to the Plan, the Third-Party Release is approved.

iv. Exculpation

The Exculpation provisions set forth in Article VIII.D of the Plan are essential to the Plan. The record in the Chapter 11 Case fully supports the Exculpation and the Exculpation provisions set forth in Article VIII.D of the Plan, which are appropriately tailored to protect the Exculpated Parties from inappropriate litigation.

v. Injunction

The injunction provisions set forth in Article VI.E of the Plan are essential to the Plan and are necessary to implement the Plan and to preserve and enforce the Debtor Release, the Third-Party Release, and the Exculpation provisions in Article VI.D of the Plan. Such injunction provisions are appropriately tailored to achieve those purposes.

vi. Preservation of Causes of Action and Appointment of Disbursing Agent

Article III.D and Article III.F of the Plan appropriately provide for the preservation by the Debtor of the Causes of Action in accordance with section 1123(b)(3)(B) of the Bankruptcy Code and the transfer of the Debtor's rights to pursue those Causes of Action to the Disbursing

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 12  Agent. Further, the Debtor’s appointment of the Disbursing Agent pursuant to the DisbursingAgent Agreement upon the Effective Date is appropriate and in the best interests of the Debtor, its Estate, and Holders of Claims and Interests.3. Section 1129(a)(2)—Compliance of the Debtor with the Applicable Provisions of the Bankruptcy CodeThe Debtor, as proponent of the Plan, has complied with all applicable provisions of the Bankruptcy Code as required by section 1129(a)(2) of the Bankruptcy Code, including sections 1122, 1123, 1124, 1125, 1126, and 1128, and Bankruptcy Rules 3017, 3018, and 3019.Votes to accept or reject the Plan were solicited by the Debtor pursuant to section 1125(a) of the Bankruptcy Code and the Disclosure Statement Order, and the Debtor’s use of the Disclosure Statement to solicit votes on the Plan was appropriate.The Debtor has solicited and tabulated votes on the Plan and has participated in the activities described in section 1125 of the Bankruptcy Code fairly, in good faith within the meaning of section 1125(e), and in a manner consistent with the applicable provisions of the Disclosure Statement Order, the Bankruptcy Code, the Bankruptcy Rules, and all other applicable rules, laws, and regulations and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the Exculpation provisions set forth in Article VI.D of the Plan.The Debtor has participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code with regard to the distribution of recoveries under the Plan and therefore is not, and on account of such distributions will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or  Case 16-24435  Doc 316  Filed 12/28/16  Entered 12/28/16 13:42:50  Desc Main  Document Page 12 of 18

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rejections of the Plan or distributions made pursuant to the Plan, so long as such distributions are made consistent with and pursuant to the Plan.

4. Section 1129(a)(3)—Proposal of Plan in Good Faith

The Debtor commenced this Chapter 11 Case to consummate the sale of substantially all of its assets pursuant to the asset purchase agreement that it entered into with MedLink LLC, or to a higher and better offeror. The Debtor did this to maximize value for its stakeholders and it has acted in a manner consistent with its fiduciary duties from the inception of this Chapter 11 Case through the present. The Debtor's efforts yielded the maximum return possible for its assets and enabled the Debtor to file the Plan, which will pay creditors in full, and yield a return to equity. At this juncture, consummating the Plan is necessary to bring this Chapter 11 Case to its conclusion and it is in the best interests of the Debtor's constituents to confirm the Plan. Accordingly, the Plan fully complies with and satisfies the requirements of section 1129(a)(3) of the Bankruptcy Code.

5. Section 1129(a)(4)—Court Approval of Certain Payments as Reasonable

The procedures set forth in the Plan for the Court's review and ultimate determination of the fees and expenses paid by the Debtor's Estate in connection with the Chapter 11 Case or in connection with the Plan and incident to the Chapter 11 Case satisfies the objectives of, and are in compliance with, section 1129(a)(4) of the Bankruptcy Code, including but not limited to the provision in Article II.B of the Plan which state that all Professional Fee Claims and Administrative Claims will be considered by the Court, after notice and a hearing, and Article IX of the Plan which provides that the Court will retain jurisdiction to decide and resolve all matters relating to applications for the allowance of compensation or reimbursement of expenses to

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Professionals authorized pursuant to the Bankruptcy Code or the Plan. Accordingly, the Plan satisfies the requirements of section 1129(a)(4).

6. Sections 1129(a)(5) and (6) do Not Apply

Following the Effective Date of the Plan, the Debtor's directors and officers will be released from their duties, so there is no need to identify the post-confirmation directors and officers pursuant to section 1129(a)(5). The Plan has identified the Disbursing Agent, who will be vested with authority to make Distributions pursuant to the Plan, and to pursue any Causes of Action, or objections to Claims and Interests on behalf of the Debtor. The Disbursing Agent's hourly rate of compensation was previously disclosed to the Court and approved in connection with the Court's Order approving the Debtor's retention of Rocky Mountain Advisory, LLC [Docket No. 205]. Further, the regulatory rate change disclosures required by section 1129(a)(6) are not applicable. Accordingly, to the extent applicable, the Plan satisfies the requirements of sections 1129(a)(5) and (6).

7. Section 1129(a)(7)—Best Interests of Holders of Claims and Interests

The evidence in support of the Plan that was proffered or adduced at the Confirmation Hearing, including pursuant to the Liquidation Analysis and the facts and circumstances of the Chapter 11 Case, establishes that Holders of Allowed Claims or Interests in every Class will recover as much or more value under the Plan on account of such Claim or Interest, as of the Effective Date, than the amount such Holder would receive if the Debtor was liquidated on the Effective Date under chapter 7 of the Bankruptcy Code. Accordingly, the Plan satisfies all of the requirements of section 1129(a)(7).

8. Section 1129(a)(8)—Conclusive Presumption of Acceptance by Unimpaired Classes; Acceptance of the Plan by Each Impaired Class

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The Plan does not meet the requirements of section 1129(a)(8), because no Holder of a Class 4 – Private Warrant Interest voted on the Plan and Deemed Rejecting Class is conclusively presumed to reject the Plan. Nevertheless, the Plan may be confirmed under the "cram down" provisions of section 1129(b) of the Bankruptcy Code.

9. Section 1129(a)(9)—Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code

The treatment of Administrative Claims, Professional Fee Claims, and Class 1- Priority Claims under Article II of the Plan satisfies the requirements of, and complies in all respects with, section 1129(a)(9) of the Bankruptcy Code.

10. Section 1129(a)(10)—Acceptance by at Least One Impaired Class

As set forth in the Armington Declaration, the Holders of Class 3 – Common Stock Interests, voted to accept the Plan. Therefore, the Plan satisfies the requirements of section 1129(a)(10).

11. Section 1129(a)(11)—Feasibility of the Plan

The Plan satisfies section 1129(a)(11) of the Bankruptcy Code. The evidence supporting the Plan proffered or adduced by the Debtor at or before the Confirmation Hearing, including the applicable financial projections as set forth in Liquidation Analysis: (a) is reasonable, persuasive, credible, and accurate as of the dates such evidence was prepared, presented, or proffered; (b) has not been controverted by other credible evidence; (c) establishes that the Plan is feasible; and (d) establishes that the Debtor will have sufficient funds available to meet their obligations under the Plan, including sufficient amounts of Cash to reasonably ensure payment of Allowed Administrative Claims, Allowed Priority Claims, Allowed Professional Fee Claims, and other

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expenses in accordance with the terms of the Plan and section 507(a) of the Bankruptcy Code. Accordingly, to the extent this requirement is applicable to the liquidating Debtor, the Plan is feasible and complies with the requirements imposed by section 1129(a)(11).

12. Section 1129(a)(12)—Payment of Statutory Fees

Article X.B of the Plan provides that the Debtor shall pay all fees under section 1930(a) of the Judicial Code. Accordingly, the Plan fully complies with and satisfies the requirements of section 1129(a)(12) of the Bankruptcy Code.

13. Sections 1129(a)(13)-(16) do Not Apply to the Plan

The Debtor does not provide and will not continue to provide retiree benefits pursuant to section 1129(a)(13). Sections 1129(a)(14)-(15) apply to individual debtors, and section 1129(a)(16) applies to nonprofit entities. Accordingly, sections 1129(a)(13)-(16) do not apply to this Chapter 11 Case.

14. Section 1129(b)—Confirmation of Plan over Nonacceptance of Impaired Classes

Notwithstanding that Holders of Class 4 – Private Warrant Interests, and the Deemed Rejecting Class (collectively, the "Rejecting Classes") have not accepted the Plan, the Plan may be confirmed pursuant to section 1129(b)(1) of the Bankruptcy Code because the Plan does not discriminate unfairly and is fair and equitable with respect to those Classes. Accordingly, the Plan is fair and equitable toward all Holders of Claims and Interests in the Rejecting Classes. As a result, the Plan satisfies the requirements of section 1129(b) of the Bankruptcy Code. Thus, the Plan may be confirmed even though section 1129(a)(8) of the Bankruptcy Code is not satisfied. After entry of the Confirmation Order and upon the occurrence of the Effective Date, the Plan shall be binding upon the members of the Rejecting Classes.

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15. Section 1129(c)—Only One Plan

Other than the Plan, no other plan has been filed in the Chapter 11 Case. Accordingly, the requirements of section 1129(c) of the Bankruptcy Code have been satisfied.

16. Section 1129(d)—Principal Purpose of the Plan Is Not Avoidance of Taxes or Section 5 of the Securities Act

No Governmental Unit has requested that the Court refuse to confirm the Plan on the grounds that the principal purpose of the Plan is the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act. As evidenced by its terms, the principal purpose of the Plan is not such avoidance. Accordingly, the requirements of section 1129(d) of the Bankruptcy Code have been satisfied.

17. Satisfaction of Confirmation Requirements

Based upon the foregoing, the Plan satisfies the requirements for plan confirmation set forth in section 1129 of the Bankruptcy Code.

18. Conditions to Effective Date

Entry of the Confirmation Order shall satisfy the condition to the Effective Date as set forth in Article VII.A.1 of the Plan, provided that the Confirmation Order shall not have been stayed, modified, or vacated on appeal.

19. Implementation

All documents and agreements necessary to implement the Plan, including those contained in the Plan Supplement, and all other relevant and necessary documents have been negotiated in good faith and at arm's length, are in the best interests of the Debtor, and shall, upon completion of documentation and execution, be valid, binding, and enforceable documents and agreements not in conflict with any federal, state, or local law.

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20. Retention of JurisdictionThe Court properly retains jurisdiction over the matters set forth in Article IX and in other applicable provisions of the Plan.    (End of Document)  18  Case 16-24435  Doc 316  Filed 12/28/16  Entered 12/28/16 13:42:50  Desc Main  Document Page 18 of 18